Exhibit 99.4

DEVON ENERGY CORPORATION

FINANCIAL AND OPERATIONAL INFORMATION

PRODUCTION NET OF ROYALTIES

	Quarter Ended		Year Ended
	December 31,		December 31,
	2018	2017	2018	2017
Oil and bitumen (MBbls/d)
U. S.	126	104	122	104
Heavy Oil	120	132	115	128

Retained assets	246	236	237	232
Divested assets	7	10	9	12

Total	253	246	246	244

Natural gas liquids (MBbls/d)
U. S.	103	95	98	86
Divested assets	2	11	8	13

Total	105	106	106	99

Gas (MMcf/d)
U. S.	1,025	940	982	959
Heavy Oil	6	15	10	17

Retained assets	1,031	955	992	976
Divested assets	19	220	108	227

Total	1,050	1,175	1,100	1,203

Total oil equivalent (MBoe/d)
U. S.	399	356	383	350
Heavy Oil	121	134	117	131

Retained assets	520	490	500	481
Divested assets	12	58	35	62

Total	532	548	535	543

DEVON ENERGY CORPORATION

FINANCIAL AND OPERATIONAL INFORMATION

PRODUCTION TREND

	2017	2018
	Quarter 4	Quarter 1	Quarter 2	Quarter 3	Quarter 4
Oil and bitumen (MBbls/d)
Delaware Basin	30	34	45	44	45
STACK	29	34	34	29	31
Powder River Basin	12	15	13	15	13
Heavy Oil	132	129	109	102	120
Eagle Ford	27	23	28	31	30
Barnett Shale	—	—	—	—	1
Other	6	6	7	6	6

Retained assets	236	241	236	227	246
Divested assets	10	10	9	8	7

Total	246	251	245	235	253

Natural gas liquids (MBbls/d)
Delaware Basin	12	11	15	19	18
STACK	34	35	37	40	37
Powder River Basin	1	1	1	2	2
Eagle Ford	13	8	13	15	15
Barnett Shale	33	29	31	30	30
Other	2	1	1	1	1

Retained assets	95	85	98	107	103
Divested assets	11	12	11	6	2

Total	106	97	109	113	105

Gas (MMcf/d)
Delaware Basin	84	93	94	103	127
STACK	307	324	329	337	343
Powder River Basin	8	12	13	18	20
Heavy Oil	15	12	12	11	6
Eagle Ford	87	63	74	84	95
Barnett Shale	453	458	447	447	439
Other	1	1	1	1	1

Retained assets	955	963	970	1,001	1,031
Divested assets	220	214	158	45	19

Total	1,175	1,177	1,128	1,046	1,050

Total oil equivalent (MBoe/d)
Delaware Basin	57	61	76	79	84
STACK	114	123	125	126	126
Powder River Basin	14	18	16	19	18
Heavy Oil	134	131	111	104	121
Eagle Ford	55	41	54	60	61
Barnett Shale	109	105	105	105	103
Other	7	7	8	7	7

Retained assets	490	486	495	500	520
Divested assets	58	58	46	22	12

Total	548	544	541	522	532

DEVON ENERGY CORPORATION

FINANCIAL AND OPERATIONAL INFORMATION

BENCHMARK PRICES

(average prices)

	Quarter 4		Year Ended December 31,
	2018	2017	2018	2017
Oil ($/Bbl) - West Texas Intermediate (Cushing)	$58.80	$55.49	$64.79	$50.99
Natural Gas ($/Mcf) - Henry Hub	$3.65	$2.93	$3.09	$3.11

REALIZED PRICES

	Quarter Ended December 31, 2018
	Oil /Bitumen	NGL	Gas	Total
	(Per Bbl)	(Per Bbl)	(Per Mcf)	(Per Boe)
United States	$55.78	$22.15	$2.88	$30.94
Canada	$(2.49)	N/M	N/M	$(2.46)

Realized price without hedges	$27.99	$22.15	$2.88	$23.32
Cash settlements	$6.59	$0.18	$(0.28)	$2.61

Realized price, including cash settlements	$34.58	$22.33	$2.60	$25.93

	Quarter Ended December 31, 2017
	Oil /Bitumen	NGL	Gas	Total
	(Per Bbl)	(Per Bbl)	(Per Mcf)	(Per Boe)
United States	$54.18	$18.46	$2.29	$26.18
Canada	$32.54	N/M	N/M	$31.95

Realized price without hedges	$42.59	$18.46	$2.29	$27.59
Cash settlements	$(0.38)	$(0.30)	$0.19	$0.19

Realized price, including cash settlements	$42.21	$18.16	$2.48	$27.78

	Year Ended December 31, 2018
	Oil /Bitumen	NGL	Gas	Total
	(Per Bbl)	(Per Bbl)	(Per Mcf)	(Per Boe)
United States	$61.97	$24.74	$2.37	$31.86
Canada	$19.37	N/M	N/M	$19.12

Realized price without hedges	$42.04	$24.74	$2.37	$29.08
Cash settlements	$(0.49)	$(1.17)	$0.01	$(0.43)

Realized price, including cash settlements	$41.55	$23.57	$2.38	$28.65

	Year Ended December 31, 2017
	Oil /Bitumen	NGL	Gas	Total
	(Per Bbl)	(Per Bbl)	(Per Mcf)	(Per Boe)
United States	$49.41	$15.66	$2.48	$24.88
Canada	$29.99	N/M	N/M	$29.39

Realized price without hedges	$39.23	$15.66	$2.48	$25.96
Cash settlements	$0.23	$(0.10)	$0.08	$0.27

Realized price, including cash settlements	$39.46	$15.56	$2.56	$26.23

DEVON ENERGY CORPORATION

FINANCIAL AND OPERATIONAL INFORMATION

CONSOLIDATED STATEMENTS OF EARNINGS

(in millions, except per share amounts)

	Quarter Ended December 31,		Year Ended December 31,
	2018	2017	2018	2017
Upstream revenues	$2,565	$1,333	$6,285	$5,307
Marketing revenues	1,143	1,047	4,449	3,571

Total revenues	3,708	2,380	10,734	8,878

Production expenses	556	463	2,225	1,823
Exploration expenses	44	171	177	380
Marketing expenses	1,113	1,048	4,363	3,619
Depreciation, depletion and amortization	423	390	1,658	1,529
Asset impairments	—	—	156	—
Asset dispositions	(268)	(17)	(263)	(217)
General and administrative expenses	151	191	650	737
Financing costs, net	70	79	594	317
Restructuring and transaction costs	9	—	114	—
Other expenses	126	9	140	(83)

Total expenses	2,224	2,334	9,814	8,105

Earnings from continuing operations before income taxes	1,484	46	920	773
Income tax expense	335	2	156	15

Net earnings from continuing operations	1,149	44	764	758
Net earnings from discontinued operations, net of income tax expense	—	260	2,460	320

Net earnings	1,149	304	3,224	1,078
Net earnings attributable to noncontrolling interests	—	121	160	180

Net earnings attributable to Devon	$1,149	$183	$3,064	$898

Basic net earnings per share:
Basic earnings from continuing operations per share	$2.50	$0.08	$1.53	$1.44
Basic earnings from discontinued operations per share	—	0.27	4.61	0.27

Basic net earnings per share	$2.50	$0.35	$6.14	$1.71

Diluted net earnings per share:
Diluted earnings from continuing operations per share	$2.48	$0.08	$1.52	$1.43
Diluted earnings from discontinued operations per share	—	0.27	4.58	0.27

Diluted net earnings per share	$2.48	$0.35	$6.10	$1.70

Weighted average common shares outstanding:
Basic	459	525	499	525
Diluted	462	528	502	528

UPSTREAM REVENUES (in millions)

	Quarter Ended December 31,		Year Ended December 31,
	2018	2017	2018	2017
Oil, gas and NGL sales	$1,143	$1,390	$5,677	$5,150
Derivative cash settlements	127	10	(84)	53
Derivative valuation changes	1,295	(67)	692	104

Upstream revenues	$2,565	$1,333	$6,285	$5,307

PRODUCTION EXPENSES (in millions)

	Quarter Ended December 31,		Year Ended December 31,
	2018	2017	2018	2017
Lease operating expense	$251	$236	$995	$927
Gathering, processing & transportation	220	163	891	647
Production taxes	70	51	278	194
Property taxes	15	13	61	55

Production expenses	$556	$463	$2,225	$1,823

DEVON ENERGY CORPORATION

FINANCIAL AND OPERATIONAL INFORMATION

CONSOLIDATED STATEMENTS OF CASH FLOWS

(in millions)

	Quarter Ended December 31,		Year Ended December 31,
	2018	2017	2018	2017
Cash flows from operating activities:
Net earnings	$1,149	$304	$3,224	$1,078
Adjustments to reconcile net earnings to net cash from operating activities:
Net earnings from discontinued operations, net of income tax expense	—	(260)	(2,460)	(320)
Depreciation, depletion and amortization	423	390	1,658	1,529
Asset impairments	—	—	156	—
Leasehold impairments	19	139	95	219
Accretion on discounted liabilities	15	16	61	63
Total (gains) losses on commodity derivatives	(1,422)	57	(608)	(157)
Cash settlements on commodity derivatives	127	10	(84)	53
Gains on asset dispositions	(268)	(17)	(263)	(217)
Deferred income tax expense (benefit)	358	(40)	226	(97)
Share-based compensation	34	36	161	150
Early retirement of debt	—	—	312	—
Total (gains) losses on foreign exchange	86	6	139	(132)
Settlements of intercompany foreign denominated assets/liabilities	2	(1)	(241)	9
Other	3	2	(5)	(1)
Changes in assets and liabilities, net	16	(89)	(143)	32

Net cash from operating activities - continuing operations	542	553	2,228	2,209

Cash flows from investing activities:
Capital expenditures	(600)	(670)	(2,451)	(1,968)
Acquisitions of property and equipment	(20)	(7)	(55)	(46)
Divestitures of property and equipment	317	39	1,013	426

Net cash from investing activities - continuing operations	(303)	(638)	(1,493)	(1,588)

Cash flows from financing activities:
Repayments of long-term debt principal	(95)	—	(922)	—
Early retirement of debt	—	—	(304)	—
Repurchases of common stock	(759)	—	(2,956)	—
Dividends paid on common stock	(37)	(32)	(149)	(127)
Shares exchanged for tax withholdings	(1)	(2)	(48)	(59)
Other	(6)	—	(7)	—

Net cash from financing activities - continuing operations	(898)	(34)	(4,386)	(186)

Effect of exchange rate changes on cash:
Settlements of intercompany foreign denominated assets/liabilities	(2)	1	241	(9)
Other	(14)	(7)	(35)	15

Total effect of exchange rate changes on cash - continuing operations	(16)	(6)	206	6

Net change in cash, cash equivalents and restricted cash of continuing operations	(675)	(125)	(3,445)	441

Cash flows from discontinued operations:
Operating activities	—	172	476	700
Investing activities	—	(136)	2,548	(611)
Financing activities	—	(81)	183	195

Net change in cash, cash equivalents and restricted cash of discontinued operations	—	(45)	3,207	284

Net change in cash, cash equivalents and restricted cash	(675)	(170)	(238)	725
Cash, cash equivalents and restricted cash at beginning of period	3,121	2,854	2,684	1,959

Cash, cash equivalents and restricted cash at end of period	$2,446	$2,684	$2,446	$2,684

Reconciliation of cash, cash equivalents and restricted cash:
Cash and cash equivalents	$2,414	$2,642	$2,414	$2,642
Restricted cash included in other current assets	32	11	32	11
Cash and cash equivalents included in current assets held for sale	—	31	—	31

Total cash, cash equivalents and restricted cash	$2,446	$2,684	$2,446	$2,684

DEVON ENERGY CORPORATION

FINANCIAL AND OPERATIONAL INFORMATION

CONSOLIDATED BALANCE SHEETS

(in millions)

	December 31, 2018	December 31, 2017
Current assets:
Cash and cash equivalents	$2,414	$2,642
Accounts receivable	885	989
Current assets held for sale	197	760
Other current assets	941	400

Total current assets	4,437	4,791
Oil and gas property and equipment, based on successful efforts accounting, net	12,813	13,318
Other property and equipment, net	1,122	1,266

Total property and equipment, net	13,935	14,584
Goodwill	841	841
Other long-term assets	353	296
Long-term assets held for sale	—	9,729

Total assets	$19,566	$30,241

Current liabilities:
Accounts payable	$662	$633
Revenues and royalties payable	898	748
Short-term debt	162	115
Current liabilities held for sale	69	991
Other current liabilities	435	828

Total current liabilities	2,226	3,315

Long-term debt	5,785	6,749
Asset retirement obligations	1,030	1,099
Other long-term liabilities	462	549
Long-term liabilities held for sale	—	3,936
Deferred income taxes	877	489
Equity:
Common stock	45	53
Additional paid-in capital	4,486	7,333
Retained earnings	3,650	702
Accumulated other comprehensive earnings	1,027	1,166
Treasury stock, at cost, 1.0 million shares in 2018	(22)	—

Total stockholders’ equity attributable to Devon	9,186	9,254
Noncontrolling interests	—	4,850

Total equity	9,186	14,104

Total liabilities and equity	$19,566	$30,241

Common shares outstanding	450	525

CAPITAL EXPENDITURES

(in millions)

	Quarter Ended December 31, 2018	Year Ended December 31, 2018
Upstream capital	$629	$2,423
Land and other acquisitions	35	74

Exploration and production (E&P) capital	664	2,497
Capitalized interest	—	41
Other	8	38

Devon capital expenditures	$672	$2,576

DEVON ENERGY CORPORATION

FINANCIAL AND OPERATIONAL INFORMATION

COSTS INCURRED

(in millions)

	Total Year Ended December 31,
	2018	2017
Property acquisition costs:
Proved properties	$2	$2
Unproved properties	71	54
Exploration costs	764	677
Development costs	1,786	1,261

Costs incurred	$2,623	$1,994

	United States Year Ended December 31,
	2018	2017
Property acquisition costs:
Proved properties	$2	$2
Unproved properties	71	50
Exploration costs	679	590
Development costs	1,537	1,036

Costs incurred	$2,289	$1,678

	Canada Year Ended December 31,
	2018	2017
Property acquisition costs:
Proved properties	$—	$—
Unproved properties	—	4
Exploration costs	85	87
Development costs	249	225

Costs incurred	$334	$316

DEVON ENERGY CORPORATION

FINANCIAL AND OPERATIONAL INFORMATION

RESERVES RECONCILIATION

	Total
	Oil / Bitumen (MMBbls)	Gas (Bcf)	NGL (MMBbls)	Total (MMBoe)
As of December 31, 2017:
Proved developed	393	5,632	410	1,742
Proved undeveloped	288	355	63	410

Total Proved	681	5,987	473	2,152

Revisions due to prices	23	91	12	51
Revisions other than price	(6)	(167)	(23)	(57)
Extensions and discoveries	105	446	64	243
Production	(89)	(401)	(39)	(195)
Sale of reserves	(7)	(1,195)	(61)	(267)

As of December 31, 2018:
Proved developed	401	4,333	359	1,482
Proved undeveloped	306	428	67	445

Total Proved	707	4,761	426	1,927

	United States
	Oil / Bitumen (MMBbls)	Gas (Bcf)	NGL (MMBbls)	Total (MMBoe)
As of December 31, 2017:
Proved developed	178	5,619	410	1,524
Proved undeveloped	79	355	63	201

Total Proved	257	5,974	473	1,725

Revisions due to prices	12	94	12	40
Revisions other than price	(10)	(163)	(23)	(60)
Extensions and discoveries	93	446	64	232
Production	(47)	(397)	(39)	(153)
Sale of reserves	(7)	(1,195)	(61)	(267)

As of December 31, 2018:
Proved developed	198	4,331	359	1,278
Proved undeveloped	100	428	67	239

Total Proved	298	4,759	426	1,517

	Canada
	Oil / Bitumen (MMBbls)	Gas (Bcf)	NGL (MMBbls)	Total (MMBoe)
As of December 31, 2017:
Proved developed	215	13	—	218
Proved undeveloped	209	—	—	209

Total Proved	424	13	—	427

Revisions due to prices	11	(3)	—	11
Revisions other than price	4	(4)	—	3
Extensions and discoveries	12	—	—	11
Production	(42)	(4)	—	(42)

As of December 31, 2018:
Proved developed	203	2	—	204
Proved undeveloped	206	—	—	206

Total Proved	409	2	—	410

DEVON ENERGY CORPORATION

FINANCIAL AND OPERATIONAL INFORMATION

NON-GAAP FINANCIAL MEASURES

This press release includes non-GAAP financial measures. These non-GAAP measures are not alternatives to GAAP measures, and you should not consider these non-GAAP measures in isolation or as a substitute for analysis of our results as reported under GAAP. Below is additional disclosure regarding each of the non-GAAP measures used in this press release, including reconciliations to their most directly comparable GAAP measure.

CORE EARNINGS

Devon’s reported net earnings include items of income and expense that are typically excluded by securities analysts in their published estimates of the company’s financial results. Accordingly, the company also uses the measures of core earnings and core earnings per share attributable to Devon. Devon believes these non-GAAP measures facilitate comparisons of its performance to earnings estimates published by securities analysts. Devon also believes these non-GAAP measures can facilitate comparisons of its performance between periods and to the performance of its peers. The following table summarizes the effects of these items on fourth-quarter 2018 earnings.

(in millions, except per share amounts)	Quarter Ended December 31, 2018
	Before-tax	After-tax	Per Diluted Share
Earnings attributable to Devon (GAAP)	$1,484	$1,149	$2.48
Adjustments:
Asset dispositions	(268)	(206)	(0.45)
Asset and exploration impairments	20	15	0.03
Deferred tax asset valuation allowance	—	9	0.02
Fair value changes in financial instruments and foreign currency	(1,209)	(928)	(2.00)
Restructuring and transaction costs	9	7	0.02

Core earnings attributable to Devon (Non-GAAP)	$36	$46	$0.10

NET DEBT

Devon defines net debt as debt less cash and cash equivalents. Devon believes that netting these sources of cash against debt provides a clearer picture of the future demands on cash from Devon to repay debt.

(in millions)
December 31, 2018
Total debt (GAAP)	$5,947
Less cash and cash equivalents	(2,414)

Net debt (Non-GAAP)	$3,533

DEVON ENERGY CORPORATION

FORWARD LOOKING GUIDANCE

PRODUCTION GUIDANCE

	Quarter 1		Full Year
	Low	High	Low	High
Oil and bitumen (MBbls/d)
New Devon	125	130	137	143
Assets to be sold - Canada	109	113	108	112
Assets to be sold - U.S.	3	5	3	5

Total	237	248	248	260

Natural gas liquids (MBbls/d)
New Devon	65	70	70	75
Assets to be sold - U.S.	26	30	26	30

Total	91	100	96	105

Gas (MMcf/d)
New Devon	490	540	510	550
Assets to be sold - Canada	2	4	2	4
Assets to be sold - U.S.	410	450	400	440

Total	902	994	912	994

Total oil equivalent (MBoe/d)
New Devon	272	290	292	310
Assets to be sold - Canada	109	114	108	113
Assets to be sold - U.S.	97	110	96	108

Total	478	514	496	531

PRICE REALIZATIONS GUIDANCE

	Quarter 1		Full Year
	Low	High	Low	High
Oil and bitumen - % of WTI
U.S.	90%	100%	90%	100%
Canada	60%	65%	47%	57%
NGL - realized price	$18	$22	$18	$22
Natural gas - % of Henry Hub	70%	80%	70%	80%

OTHER GUIDANCE ITEMS - Expense line items include full-year impact of assets that are currently in the process of being sold.

	Quarter 1		Full Year
($ millions, except Boe and %)	Low	High	Low	High
Marketing & midstream operating profit	$15	$25	$50	$70
LOE & GP&T per BOE	$9.00	$9.25	$8.80	$9.05
Production & property tax	$75	$85	$300	$340
Exploration expenses	$10	$20	$40	$80
Depreciation, depletion and amortization	$425	$475	$1,800	$1,900
General & administrative expenses	$155	$175	$535	$585
Financing costs, net	$75	$85	$300	$340
Other expenses	$10	$20	$50	$60
Current income tax rate	0%	0%	0%	0%
Deferred income tax rate	20%	25%	20%	25%

Total income tax rate	20%	25%	20%	25%

CAPITAL EXPENDITURES GUIDANCE

	Quarter 1		Full Year
(in millions)	Low	High	Low	High
New Devon upstream capital	$475	$525	$1,800	$2,000
Assets to be sold upstream capital (assumes full year)	50	70	225	275
Corporate	5	10	25	35

Devon capital expenditures	$530	$605	$2,050	$2,310

DEVON ENERGY CORPORATION

FORWARD LOOKING GUIDANCE

Oil Commodity Hedges

	Price Swaps		Price Collars
Period	Volume (Bbls/d)	Weighted Average Price ($/Bbl)	Volume (Bbls/d)	Weighted Average Floor Price ($/Bbl)	Weighted Average Ceiling Price ($/Bbl)
Q1-Q4 2019	50,882	$59.38	89,937	$54.39	$64.40
Q1-Q4 2020	2,489	$60.55	14,940	$51.90	$62.07

	Three-Way Price Collars
Period	Volume (Bbls/d)	Weighted Average Floor Sold Price ($/Bbl)	Weighted Average Floor Purchased Price ($/Bbl)	Weighted Average Ceiling Price ($/Bbl)
Q1-Q4 2019	5,000	$50.00	$63.00	$74.80

Oil Basis Swaps

Period	Index	Volume (Bbls/d)	Weighted Average Differential to WTI ($/Bbl)
Q1-Q4 2019	Midland Sweet	28,000	$(0.46)
Q1-Q4 2019	Argus LLS	17,500	$5.00
Q1-Q4 2019	Argus MEH	16,000	$2.84
Q1-Q4 2019	NYMEX Roll	38,000	$0.45
Q1-Q4 2019	Western Canadian Select	61,411	$(19.95)
Q1-Q4 2020	NYMEX Roll	38,000	$0.31
Q1-Q4 2020	Western Canadian Select	3,661	$(20.55)

Natural Gas Commodity Hedges - Henry Hub

	Price Swaps		Price Collars
Period	Volume (MMBtu/d)	Weighted Average Price ($/MMBtu)	Volume (MMBtu/d)	Weighted Average Floor Price ($/MMBtu)	Weighted Average Ceiling Price ($/MMBtu)
Q1-Q4 2019	283,848	$2.85	241,529	$2.69	$3.06
Q1-Q4 2020	43,923	$2.88	30,720	$2.74	$3.04

Natural Gas Basis Swaps

Period	Index	Volume (MMBtu/d)	Weighted Average Differential to Henry Hub ($/MMBtu)
Q1-Q4 2019	Panhandle Eastern Pipe Line	84,466	$(0.73)
Q1-Q4 2019	El Paso Natural Gas	130,000	$(1.46)
Q1-Q4 2019	Houston Ship Channel	151,788	$0.01
Q1-Q4 2019	Transco Zone 4	7,397	$(0.03)
Q1-Q4 2020	Panhandle Eastern Pipe Line	30,000	$(0.47)
Q1-Q4 2020	El Paso Natural Gas	30,000	$(0.64)
Q1-Q4 2020	Houston Ship Channel	10,000	$0.02

Devon’s oil derivatives settle against the average of the prompt month NYMEX West Texas Intermediate futures price. Devon’s natural gas derivatives settle against the Inside FERC first of the month Henry Hub index. Commodity hedge positions are shown as of February 13, 2019.